SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Dated August 3, 2001

of

ARRIS GROUP, INC.
(Formerly named Broadband Parent Corporation
and successor registrant to ANTEC Corporation)

A Delaware Corporation
IRS Employer Identification No. 58-2588724
SEC File Number 001-16631

11450 Technology Circle
Duluth, GA 30097
(678) 473-2000

Item 2.  Acquisition or Disposition of Assets.

     On August 3, 2001, ANTEC Corporation completed the two-part transaction to purchase Nortel Networks LLC’s interest in Arris Interactive L.L.C. pursuant to the Agreement and Plan of Reorganization (the “Plan of Reorganization”), dated as of October 18, 2000, as amended, among ANTEC, Arris Group, Inc. (formerly known as Broadband Parent Corporation), Broadband Transition Corporation, Nortel Networks Inc., Nortel Networks LLC and Arris Interactive. In the first part of the transaction, Broadband Transition Corporation, a wholly owned subsidiary of Arris Group, merged with and into ANTEC (the “Merger”). In the Merger, each share of ANTEC common stock was converted into one share of Arris Group common stock. As a result of the Merger, ANTEC became a wholly owned subsidiary of Arris Group.

     In the second part of the transaction, Nortel Networks transferred its then existing membership interest in Arris Interactive to Arris Group in return for 37 million shares of common stock in Arris Group. Nortel Networks also converted certain current payables and royalties due from, and advances made to, Arris Interactive into a new membership interest in Arris Interactive. Subject to the satisfaction of certain conditions, Arris Interactive is required to redeem this new membership interest in quarterly installments commencing February 3, 2002.

     The issuance of Arris Group common stock under the Plan of Reorganization was registered under the Securities Act of 1933 pursuant to Arris Group’s registration statement on Form S-4 (File No. 333-61524) filed with the Securities and Exchange Commission and declared effective on July 2, 2001.

     Pursuant to Rule 12g-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), the Arris Group common stock is deemed to be registered under Section 12(g) of the Exchange Act. The Arris Group common stock was approved for listing on the Nasdaq National Market and trades under the ticker symbol “ARRS.” ANTEC’s common stock was registered pursuant to Section 12(g) of the Exchange Act and was listed on the Nasdaq National Market. On August 3, 2001, ANTEC filed a Form 15 with the SEC terminating registration under the Exchange Act of its common stock.

     On August 3, 2001, Arris Interactive and Arris International entered into a Credit Agreement and related agreements with a group of lenders for which Credit Suisse First Boston acts as syndication agent and The CIT Group/Business Credit, Inc. acts as administrative agent. These arrangements provide Arris International and Arris Interactive with a revolving credit facility maturing on August 3, 2004, subject to certain conditions. The credit facility is guaranteed by Arris Group and certain of its subsidiaries and is secured by their property. Under the terms of the credit facility, Arris International may borrow up to an aggregate of $175 million. The interest rates paid with respect to borrowings under the credit facility will vary based upon borrowing base availability, but in general will be between 1.50% and 2.25% above Credit Suisse First Boston’s “prime rate” or between 2.75% and 3.50% above London Interbank Offered Rate (LIBOR).

     The proceeds of the credit facility were used to refinance the existing Arris International credit agreement and to provide financing for working capital and other general corporate purposes.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  The Audited Financial Statements of Arris Interactive as of December 31, 2000 and 1999, and for each of the three years ended December 31, 2000, 1999 and 1998 are incorporated herein by reference to Registration Statement on Form S-4 (File No. 333-61524), filed by Arris Group, Inc. (formerly known as Broadband Parent Corporation).

     (b)  Pro forma financial information, to the extent required and not previously filed, will be filed by amendment to this Current Report.

     (c)  Exhibits.

2.1	Agreement and Plan of Reorganization (Incorporated herein by reference to Exhibit 2.1 to Form 8-K (File No. 000-22336), filed by ANTEC Corporation on October 25, 2000)

2.2	First Amendment to Agreement and Plan of Reorganization (Incorporated herein by reference to Exhibit 2.1 to Form 8-K (File No. 000-22336), filed by ANTEC Corporation on April 13, 2001)

2.3	Side Letter.

10.1	Credit Agreement.

10.2	Subordination Agreement.

10.3	Registration Rights Agreement.

10.4	Second Amended and Restated Limited Liability Company Agreement.

10.5	Subordinated Guaranty.

10.6	Intellectual Property Rights Agreement.

10.7	Loaned Employee Agreement.

10.8	Sales Representation Agreement.

10.9	Transitional Services Agreement.

10.10	Assignment and Sale Agreement.

10.11	Purchase and Sale Agreement.

10.12	Supplemental Indenture.

10.13	Amended and Restated Investor Rights Agreement (Incorporated herein by reference to Exhibit 10.1 to Form 8-K (File No. 000-22336), filed by ANTEC Corporation on April 13, 2001).

10.14	First Amendment to Amended and Restated Investor Rights Agreement (Incorporated herein by reference to Exhibit 10.2 to Form 8-A (File No. 001-16631), filed by Arris Group, Inc. on August 3, 2001).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS GROUP, INC.

By: /s/ Lawrence A. Margolis

Lawrence A. Margolis Executive Vice President

Date: August 13, 2001

Exhibit Index

2.1	Agreement and Plan of Reorganization (Incorporated herein by reference to Exhibit 2.1 to Form 8-K (File No. 000-22336), filed by ANTEC Corporation on October 25, 2000)

2.2	First Amendment to Agreement and Plan of Reorganization (Incorporated herein by reference to Exhibit 2.1 to Form 8-K (File No. 000-22336), filed by ANTEC Corporation on April 13, 2001)

2.3	Side Letter.

10.1	Credit Agreement.

10.2	Subordination Agreement.

10.3	Registration Rights Agreement.

10.4	Second Amended and Restated Limited Liability Company Agreement.

10.5	Subordinated Guaranty.

10.6	Intellectual Property Rights Agreement.

10.7	Loaned Employee Agreement.

10.8	Sales Representation Agreement.

10.9	Transitional Services Agreement.

10.10	Assignment and Sale Agreement.

10.11	Purchase and Sale Agreement.

10.12	Supplemental Indenture.

10.13	Amended and Restated Investor Rights Agreement (Incorporated herein by reference to Exhibit 10.1 to Form 8-K (File No. 000-22336), filed by ANTEC Corporation on April 13, 2001).

10.14	First Amendment to Amended and Restated Investor Rights Agreement (Incorporated herein by reference to Exhibit 10.2 to Form 8-A (File No. 001-16631), filed by Arris Group, Inc. on August 3, 2001).

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